Exhibit 99.2 Fourth Quarter and Full-Year 2022 Results Conference Call March 8, 2023 Confidential: Manitex International

Safe Harbor Statement Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. C Conf onfi ide dent nti ia al l: : M Ma ani nit tex ex I Int nter erna nat tiion ona all 2 2

Key Messages

Fourth Quarter and Full-Year 2022 Highlights

MANITEX INTERNATIONAL

Strong 4Q22 performance highlighted by strong organic growth, operating execution, and backlog growth

- 34% organic growth driven by global construction demand
- Strong execution drives 450 bps of 4Q22 gross margin expansion
- Launch of Elevating Excellence long-term value creation strategy

❖ **Strong Revenue Growth.** Revenue increased during 4Q22 driven by 34% organic growth in lifting equipment

❖ **Rabern Rental Momentum.** Rabern performed ahead of expectations, driven by robust demand in core markets

❖ **Operating Execution.** 4Q22 Gross Margin increased 450bps to 19.3%, driven by improved productivity, supply chain improvements, and increased fixed cost absorption

❖ **EBITDA Margin Expansion.** Adjusted EBITDA margin of 10.3% improved significantly y/y

❖ **Continued Backlog Growth.** Backlog increased 22% versus the end of 2021 due to favorable end market trends and strong execution

❖ **Elevating Excellence.** Launch of multi-year business transformation strategy designed to drive targeted commercial expansion and sustained productivity improvements across our organization

❖ **2025 Financial Targets.** Three-year financial targets that reflect our confidence in the underlying strength of our end-markets, coupled with the commercial and operational benefits we expect to generate through our Elevating Excellence initiative

Confidential: Manitex International 3

4Q22 Performance Summary Strong organic growth, meaningful margin improvement 48% y/y Revenue Growth 22% y/y Backlog Growth ($MM) ($MM) Favorable end market $230.2 $213.8 $205.7 $207.0 $78.8 trends and strong $189.0 $69.6 $65.0 $60.4 execution $53.4 • Strong revenue growth driven by 34% organic growth in Lifting 4Q21 1Q22 2Q22 3Q22 4Q22 4Q21 1Q22 2Q22 3Q22 4Q22 Segment and better than expected performance at Rabern Rentals 450 bps y/y Gross Margin Expansion $7.8MM y/y Adjusted EBITDA Increase (%) ($MM) • 22% backlog growth at 12/31/22 owing to favorable end market 19.3% 19.0% $8.1 trends and dealer share gains 17.8% 16.8% 14.8% $5.2 $5.2 • Gross margin improved 450 bps y/y due to early benefits from $2.7 operational improvement $0.3 initiatives and mix benefits 4Q21 1Q22 2Q22 3Q22 4Q22 4Q21 1Q22 2Q22 3Q22 4Q22 Confidential: Manitex International 4

Value Creation Roadmap We introduced Elevating Excellence Initiative in First Quarter 2023 Manitex introduced its Elevating Excellence initiative in the first quarter Manitex has identified 2023 representing a new long-term value creation strategy historical challenges to profitable growth • Too many go-to-market Disciplined Targeted Sustained Operational brands - diluted brand Capital identity Commercial Excellence Allocation • Unrealized synergies of Expansion scale • Lack of production velocity High-return organic growth Organic share expansion Optimize operating structure; product • Ineffective structure investments; invest from in favorable markets mix optimization; increased facility cash flow; opportunistic, (North America / Western utilization; supply chain optimization; • Lack of data-centric accretive bolt-on Europe); Share expansion improved fixed cost absorption reporting (KPI, balanced acquisitions in of PM | Oil & Steel and scorecard) complementary adjacent Valla in the USA markets Our Past Our Path Forward Confidential: Manitex International 5

Targeted Commercial Expansion Drive above-market organic growth, leveraging incumbent position Retain leadership position within Straight Mast market, while investing Manitex will leverage its in higher-growth, underpenetrated adjacent markets incumbent, leadership Delivering “One Driving balanced growth across Relative growth contribution position in Straight Mast Manitex” to the market new and existing markets by product Cranes to expand Market Share Expansion across Articulated, Market Share | Growth Leverage strong market share in Valla PM straight mast cranes to grow Industrial Lift / AWP and articulated cranes, Industrial Cranes Straight Mast Manitex Lifting, and AWP share in N.A. Rental Markets Simplify Brand Identity Simplify our go-to-market branding, supporting our dealers with segmented brands serving • Manitex has 35% market share specific applications within the domestic Straight Enhanced Product Distribution Mast market O&S Consolidate distribution across AWP Articulated Rental targeted geographies • Brand consolidation, Industrial Lift & market positioning will help to Product Innovation AWPs drive organic share gains in Rentals Invest in new, adjacent markets customer-led innovation and Growth product development Confidential: Manitex International 6 Share

Sustained Operational Excellence Building a durable, more efficient business to drive profitable growth Key drivers of multi-year margin improvement, Manitex intends weighted by potential anticipated margin uplift to drive productivity and efficiency improvements in Product Mix support of profitable Process growth through Parts Sales the cycle Supply Chain • Implement a lean, more efficient organizational structure, increase production velocity, expand 2023 Priorities 2024 Priorities 2025 Priorities sourcing and procurement capabilities, improve • Systems utilization (Process • Drive growth of PM | Oil & Steel | • Product rationalization inventory management, Improvements) Valla in NA • Strategic, bolt-on acquisitions leverage data and analytics • Rationalize & Centralize supply chain• Rabern Rentals growth and in support of cultural margin expansion • Improve capacity utilization accountability • Position new dealers and NA channel support Confidential: Manitex International 7

Disciplined Capital Allocation Prioritize reduction in net leverage, targeted organic growth investments Manitex intends to reduce net leverage, while continuing to optimize liquidity with which to support organic growth across the business 2023-2024 Acquisition Criteria Capital allocation priorities 1. Reduce net leverage towards target of 3.0x or less 2. Selectively invest in new organic growth opportunities Revenue and Product line | Technical accretive 3. Opportunistic, shareholder-friendly return of capital Aftermarket end-market capabilities margin appeal expansion expansion synergies 2025+ Capital allocation priorities 1. Strategic, bolt-on acquisitions 2. Selectively invest in new organic growth opportunities 3. Opportunistic, shareholder-friendly return of capital Building a more efficient, lean organization before we begin to pursue strategic acquisitions Confidential: Manitex International 8

Introducing 2025 Financial Targets

Positioned to drive significant organic growth and margin expansion

MANITEX INTERNATIONAL

Between YE 2022 and YE 2025, Manitex intends to deliver incremental growth in revenue, EBITDA and EBITDA margin realization through a combination of commercial expansion, sustained operational excellence and disciplined capital allocation

2022A-2025E

Revenue Bridge ($MM)

~25%
revenue growth at mid-point of range



$274
$325 to $360
2022
2025E

EBITDA Bridge ($MM)

~65-110%
EBITDA growth



$21
$35 to $45
2022
2025E

EBITDA Margin (%)

+300-500 bps
of margin expansion



8%
11% to 13%
2022
2025E

Revenue Drivers

(2024 and 2025 Focus on Growth)

- End-market growth
- Improved capacity utilization
- Product innovation / NPD
- Market share gains

Margin Drivers

(2023 is a foundational year with focus on margins / process and systems)

- Improved fixed-cost absorption through improved operating leverage
- Reweight product mix toward higher-margin offering
- Centralization of procurement and supply chain

Confidential: Manitex International 9

Fourth Quarter and Full-Year 2022 Results Confidential: Manitex International

4Q22 and FY22 Financial Performance Strong operational and commercial execution, Elevating Excellence initiatives underway 4Q22 results highlighted by 34% y/y organic revenue growth, improved EBITDA margin, a return to profitability and a more than 20% y/y increase in backlog Fourth Quarter 2022 Full-Year 2022 Key Highlights Key Highlights Revenue growth of 30% driven by organic growth Revenue growth of 48% driven by strong organic in lifting equipment and contribution from growth; Rabern rentals exceeding expectations Rabern acquisition in April 2022 Gross margin of 19.3% up 450 bps due to Lifting equipment growth driven by strong end- improved mix and better manufacturing market fundamentals and improved throughput manufacturing throughput Rabern Rentals expanding share in Northern Adjusted EBITDA increased $7.8 million y/y Texas market EBITDA margin of 10.3% Gross margin expanded 270 bps to 18.3% due to improved operating efficiency and contribution Reduced net leverage to 3.9X from high-margin Rabern Rentals business EBITDA margin expanded 400 bps to 7.8% Confidential: Manitex International 11 Confidential: Manitex International 11

Disciplined Balance Sheet Management Focus on debt reduction and investment in organic growth initiatives Net Leverage Ratio Cash and Availability ($MM) (Net debt to Adjusted EBITDA) Capital allocation focused on debt $37.6 $35.9 $28.9 reduction and organic 5.2x growth initiatives • Cash and availability 3.9x increased $4 million from the 2020 2021 2022 end of the third quarter 2022 3.0x • Debt levels increased Net Debt following the acquisition of ($MM) Rabern $82.1 • Focused on reducing leverage toward long-term target of 3.0x or less $29.9 $23.8 2020 2021 2022 2020 2021 2022 Confidential: Manitex International 12

Appendix Confidential: Manitex International

Statement on Non-GAAP Financial Measures NON-GAAP FINANCIAL MEASURES AND OTHER ITEMS In this presentation, we refer to various non-GAAP (U.S. generally accepted accounting principles) financial measures which management uses to evaluate operating performance, to establish internal budgets and targets, and to compare the Company's financial performance against such budgets and targets. These non-GAAP measures, as defined by the Company, may not be comparable to similarly titled measures being disclosed by other companies. While adjusted financial measures are not intended to replace any presentation included in our consolidated financial statements under generally accepted accounting principles (GAAP) and should not be considered an alternative to operating performance or an alternative to cash flow as a measure of liquidity, we believe these measures are useful to investors in assessing our operating results, capital expenditure and working capital requirements and the ongoing performance of its underlying businesses. A reconciliation of Adjusted GAAP financial measures is included with this presentation. All per share amounts are on a fully diluted basis. The quarterly amounts described below are unaudited, are reported in thousands of U.S. dollars, and are as of the dates indicated. Confidential: Manitex International 14

Appendix - Reconciliations Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income (Loss) Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income Three Months Ended Year Ended December 31, 2022 September 30, 2022 December 31, 2021 December 31, 2022 December 31, 2021 Net income (loss) $ 659 $ (3,084) $ (8,065) $ (4,298) $ (4,573) Adjustments, including net tax impact 1,332 4,077 6,411 9,302 4,823 Adjusted net income (loss) $ 1 ,991 $ 993 $ (1,654) $ 5 ,004 $ 250 Weighted diluted shares outstanding 20,103,398 20,094,475 19,935,512 20,055,836 19,900,117 $ 0.04 $ 0.26 $ (0.40) $ (0.21) $ (0.23) Diluted earnings (loss) per share as reported Total EPS effect $ 0 .06 $ (0.21) $ 0 .32 $ 0 .46 $ 0 .24 $ 0 .10 $ 0 .05 $ (0.08) $ 0 .25 $ 0.01 Adjusted diluted earnings (loss) per share Confidential: Manitex International 15

Appendix - Reconciliations Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA Reconciliation of GAAP Net Income(Loss) to Adjusted EBITDA Three Months Ended Year Ended December 31, 2022 September 30, 2022 December 31, 2021 December 31, 2022 December 31, 2021 Net Income (loss) $ 659 $ (3,084) $ (8,065) $ (4,298) $ (4,573) Interest expense 1,655 1,409 511 4,637 2,084 Tax expense 1,544 206 374 2,114 1,217 Depreciation and amortization expense 2,885 2,614 1,004 9,416 4,343 EBITDA $ 6,743 $ 1,145 $ (6,176) $ 11,869 $ 3,071 Adjustments: Litigation / legal settlement $ 178 $ 3,171 $ 682 $ 4,018 $ 1,193 Rabern transaction costs - 37 - 2,237 - Stock compensation 633 749 240 2,196 1,056 FX 376 (175) 122 108 543 Severance / restructuring costs 108 294 81 1,654 150 Inventory impairment - - 3,226 - 3,226 Impairment of intangibles and other assets - - 2 ,078 - 2,078 Gain on sale of building (16) - - (688) - PPP Loan forgiveness - - - - (3,747) Other 107 5 60 (138) 442 Total Adjustments $ 1,386 $ 4,081 $ 6,489 $ 9,387 $ 4,940 Adjusted EBITDA $ 8,129 $ 5,226 $ 313 $ 21,256 $ 8,011 Adjusted EBITDA as % of sales 10.3% 8.0% 0.6% 7.8% 3.8% Confidential: Manitex International 16